Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

8. Income Taxes

The income tax provision consists of the following for the years ended December 31, 2010, 2009 and 2008 (in thousands):

	Year Ended December 31,
	2010	2009	2008
Current taxes:
International	$161	$10	$—
Federal	—	(1)	—
State	700	149	—

Total current taxes	861	158	—
Deferred taxes:
International	357	2	—
Federal	—	—	51,686
State	—	—	9,683

Total deferred taxes	357	2	61,369

Income tax (benefit) provision	$1,218	$160	$61,369

The income tax rate computed using the federal statutory rates is reconciled to the reported effective income tax rate as follows:

	Year Ended December 31,
	2010	2009	2008
Federal statutory income tax rate	35.0%	35.0%	35.0%
State income taxes (net of federal benefit)	1.0	1.1	(1.5)
Non-controlling interest	(27.6)	(25.9)	—
Other, net	0.1	(0.5)	0.2
Valuation allowance	(8.6)	(9.7)	(50.4)

Effective income tax rate	(0.1)%	0.0%	(16.7)%

Components of deferred tax assets and liabilities as of December 31, 2010 and 2009 were as follows (in thousands):

	December 31,
	2010	2009
Noncurrent deferred tax assets:
Net operating loss carryforward	$849,755	$637,705
Capital loss carryforward	6,620	6,230
Other assets	1,883	2,444

Total deferred tax assets	858,258	646,379
Valuation allowance	(620,537)	(494,012)

Net deferred tax assets	237,721	152,367

Noncurrent deferred tax liabilities:
Investment in Clearwire Communications	238,286	142,434
Spectrum licenses	—	—
Other intangible assets	—	9,933
Other	273	—

Total deferred tax liabilities	238,559	152,367

Net deferred tax liabilities	$838	$—

We determined deferred income taxes based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities using the tax rates expected to be in effect when any temporary differences reverse or when the net operating loss, capital loss or tax credit carryforwards are utilized.

Pursuant to the Transactions, the assets of Old Clearwire and its subsidiaries were combined with the spectrum and certain other assets of the Sprint WiMAX Business. In conjunction with the acquisition of Old Clearwire by the Sprint WiMAX Business, these assets along with the $3.2 billion of capital from the Investors were contributed to Clearwire Communications. Clearwire is the sold hold of voting interests in Clearwire Communications. As such, Clearwire controls 100% of the decision making of Clearwire Communications and consolidates 100% of its operations. Clearwire Communications is treated as a partnership for United States federal income tax purposes and therefore does not pay income tax in the United States and any current and deferred tax consequences arise at the partner level, including Clearwire. Other than balances associated with the timing of deductions for prepaid expenses and those associated with the non-United States operations, the only temporary difference for Clearwire after the Closing is the basis difference associated with our investment in the partnership. Consequently, we recorded a deferred tax liability for the difference between the financial statement carrying value and the tax basis we hold in our interest in Clearwire Communications as of the date of the Transactions.

We have recorded a valuation allowance against our deferred tax assets to the extent that we determined that it is more likely than not that these items will either expire before we are able to realize their benefits or that future deductibility is uncertain. As it relates to the United States tax jurisdiction, we determined that our temporary taxable difference associated with our investment in Clearwire Communications will not fully reverse within the carryforward period of the net operating losses and accordingly represents relevant future taxable income.

We file income tax returns for Clearwire and our subsidiaries in the United States Federal jurisdiction and various state and foreign jurisdictions. As of December 31, 2010, the tax returns for Clearwire for the years 2003 through 2009 remain open to examination by the Internal Revenue Service and various state tax authorities. In addition, Old Clearwire acquired United States and foreign entities which operated prior to 2003. Most of the acquired entities generated losses for income tax purposes and certain tax returns remain open to examination by United States and foreign tax authorities for tax years as far back as 1998.

As of December 31, 2010, we had United States federal tax net operating loss carryforwards of approximately $2.19 billion. A portion of the net operating loss carryforward is subject to certain annual limitations imposed under Section 382 of the Internal Revenue Code of 1986. The net operating loss carryforwards begin to expire in 2021. We had $327.2 million of tax net operating loss carryforwards in foreign jurisdictions; $166.8 million have no statutory expiration date, $160.3 million begins to expire in 2015, and the remainder of $97,000 begins to expire in 2011.

Our policy is to recognize any interest related to unrecognized tax benefits in interest expense or interest income. We recognize penalties as additional income tax expense. As December 31, 2010, we had no material uncertain tax positions and therefore accrued no interest or penalties related to uncertain tax positions.